EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT FEBRUARY 14, 2024 CUSTOMER COMMUNITY FINANCIAL EMPLOYEE CLEAN ENERGY RELIABILITY Exhibit 99.3

DRAFT 02/08/2024 EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT | EVERSOURCE

Safe Harbor Statement

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings discussion includes financial measures that are not recognized under generally accepted accounting principles (non-GAAP) referencing earnings and EPS excluding the impairment charges for the offshore wind investments and certain transaction, transition and other charges. EPS by business is also a non-GAAP financial measure and is calculated by dividing the net income attributable to common shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities of such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain results without including these items. This information is among the primary indicators management uses as a basis for evaluating performance and planning and forecasting of future periods. Management believes the impacts of the impairment charges for the offshore wind investments and transaction, transition and other charges are not indicative of Eversource Energy's ongoing costs and performance. Management views these charges as not directly related to the ongoing operations of the business and therefore not an indicator of baseline operating performance. Due to the nature and significance of the effect of these items on net income attributable to common shareholders and EPS, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy's financial performance and provides additional and useful information to readers in analyzing historical and future performance of the business. These non-GAAP financial measures should not be considered as alternatives to Eversource Energy's reported net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance. This document includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, readers can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; our ability to complete the offshore wind investments sales process on the timelines, terms and pricing we expect; if we and the potential purchasers are unable to reach the definitive agreements necessary to consummate the purchase and sale transactions; if Sunrise Wind does not win in the OREC contract solicitation process; if we are unable to qualify for investment tax credits related to these projects; if we experience variability in the projected construction costs of the offshore wind projects, if there is a deterioration of market conditions in the offshore wind industry; and if the projects do not commence operation as scheduled or within budget or are not completed, disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; ability or inability to commence and complete our major strategic development projects and opportunities; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric, natural gas, and water distribution systems; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; contamination of, or disruption in, our water supplies; changes in levels or timing of capital expenditures; changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC). They are updated as necessary and available on Eversource Energy's website at *www.eversource.com* and on the SEC's website at *www.sec.gov*. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

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EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT Agenda Business Update ▪ Offshore Wind Divestiture ▪ The Future of Eversource – Operational Excellence – Enabling the Clean Energy Future for Customers – Leading ESG 2 Joe Nolan Chairman, President & CEO John Moreira EVP, CFO & Treasurer Financial Update ▪ 2023 Financial Results ▪ Offshore Wind Impairment ▪ Regulatory Update ▪ 2024 – 2028 Outlook ▪ 2024 Earnings Guidance

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT FEBRUARY 14, 2024 Chairman, President & Chief Executive Officer Joe Nolan

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT Offshore Wind Update Sale Process ▪ We have entered into two agreements for the sale of our offshore wind investments – South Fork Wind and Revolution Wind: Global Infrastructure Partners (GIP) – Sunrise Wind: Ø rsted ▪ South Fork tax equity investment will remain with Eversource ▪ Impairment charge reflects current fair value of the projects: – Includes potential abandonment of Sunrise Wind Construction Update ▪ Installation of 12 th and final turbine underway ▪ South Fork Wind commenced power delivery to LIPA in November 2023 4 South Fork Wind 4

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT New England’s largest investor - owned water utility ▪ Approx. 241,000 customers in CT, MA & NH ▪ ~92% of customers based in CT ▪ 2023 rate base of $1.3 billion; represents 4% of ES consolidated ▪ 2023 Net Income of $33 million; represents 2% of ES consolidated 5 Balance Sheet ▪ Book equity: $1.3 billion ▪ Goodwill: $960 million ▪ Debt: $926 million ▪ Completed acquisition December 2017

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT Financial and Operational Excellence 6 2021 2022 2023 2024 $2.41 $2.55 $2.70 $2.86 $3.86 $4.09 $4.34 $4.50 - $4.67 Financial Trend Dividend Recurring EPS Average months between interruptions (MBI) 22.3 System average interruption duration (SAIDI) 58.6 Injury rate per 100 employees (DART) 0.8 On - time emergency response 98.0% Top Decile Among Peers Better Than Industry Average 20% Reduction from 2022 Exceeds Mandated Emergency Response Requirements ELECTRIC RELIABILITY SAFETY GAS RESPONSE * Estimate

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT Enabling the Clean Energy Future for Our Customers ▪ Electrification plans result in New England electric demand more than doubling by 2050 ▪ New England winter peak electric demand is expected to more than triple by 2050 ▪ New England electric demand growth has been relatively flat over the past decade 7 Massachusetts ▪ Electric Sector Modernization Plan ▪ Future of Gas ▪ Geothermal Pilot Connecticut ▪ Engaging with stakeholders to advance Connecticut’s clean energy goals New Hampshire ▪ Evaluating Benefits of Clean Energy Projects such as Large - Scale Solar ▪ Discussing Performance - Based Ratemaking

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT Eversource is an Industry Leader in Environmental, Social, and Governance 8 ENVIRONMENTAL HIGHLIGHTS Reducing GHG Emissions From Our Operations and In The Region ▪ Carbon Neutral By 2030 ▪ Commitment to a Science Based Target ▪ Industry - leading energy efficiency programs ▪ Utility - owned solar ▪ Offshore wind interconnection ▪ Reducing high dependence on fossil fuels through EV infrastructure buildout, heating conversions ▪ Enabling third - party renewable buildout GOVERNANCE HIGHLIGHTS Expanded Board Governance, Environmental and Social Responsibility Committee Charter ▪ Committee responsibilities include oversight of climate, environmental, human capital management and social responsibility strategy, targets, performance, and related public reporting ▪ ESG corporate performance metric reported to Board ▪ Newly created Climate Scorecard used to report progress against targets and management strategies for climate impacts to the business SOCIAL HIGHLIGHTS Actions That Care for People and Engage Stakeholders ▪ Developing a workforce that fully reflects the diversity of the people and communities we serve ▪ Created strategic workplans as part of the annual business and workforce planning process to address immediate and long - range needs to ensure that we acquire, develop, and retain excellent talent ▪ Committed to the health and economic well - being of the residents, businesses and institutions we serve

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT FEBRUARY 14, 2024 Executive Vice President, Chief Financial Officer & Treasurer John Moreira

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT 2023 vs. 2022 Financial Results 10 4Q 2023 4Q 2022 4Q Change Full Year 2023 Full Year 2022 Full Year Change $0.47 $0.40 $0.07 $1.84 $1.72 $0.12 0.30 0.28 0.02 1.74 1.71 0.03 0.22 0.25 (0.03) 0.64 0.67 (0.03) 0.01 0.02 (0.01) 0.09 0.11 (0.02) (0.05) (0.03) (0.02) 0.03 (0.12) 0.15 $0.95 $0.92 $0.03 $4.34 $4.09 $0.25 (4.63) 0.00 (4.63) (5.60) (0.04) (5.56) $(3.68) $0.92 $(4.60) $(1.26) $4.05 $(5.31) Electric Transmission Electric Distribution Natural Gas Distribution Water Distribution Parent & Other (Non - GAAP) EPS, Ex. Wind Impairment, Transition/Transaction and Other Costs (Non - GAAP) Wind Impairment, Transition/Transaction and Other Costs Reported EPS (GAAP)

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT 2023 Offshore Wind Impairments Drivers 2023 Pre - Tax Impairment: ~$2.17 Billion Q2: $400 Million ▪ Lower sale proceeds from the three offshore wind projects Q4: $1.77 Billion ▪ ~$1.22 Billion related to Sunrise Wind: – $800 million in additional charges assuming Sunrise Wind is not selected in 2024 New York solicitation and is abandoned – $420 million related to lower sales proceeds and higher project costs ▪ ~$545 Million related to Revolution Wind: – Lower sales proceeds and higher project costs 11 $400 $1,220 $545 $215 $1,950 $0 $500 $1,000 $1,500 $2,000 $2,500 2023 Pre-Tax Impairment Tax benefit 2023 After-Tax Impairment OFFSHORE WIND IMPAIRMENT COMPONENTS Q4 Revolution Project Q4 Sunrise Project Q2 Sunrise, Revolution, South Fork Projects

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT Offshore Wind Fair Value by Project 12 (Millions of Dollars) Sunrise Wind Project Revolution Wind Project South Fork Wind Project Total Carrying Value as of December 31, 2023, before Impairment Charge $700 $800 $300 ~$1,800 Fourth Quarter 2023 Impairment Charge ~$(1,220) ~$(545) $0 ~$(1,765) Projects Fair Value as of December 31, 2023 ~$(520) ~$255 $300 ~$35 South Fork Tax Equity as of December 31, 2023 ~$480 Offshore Wind Fair Value Investments as of December 31, 2023 ~$516

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT Regulatory Update Massachusetts ▪ Received approval for recovery of 100% of storm costs ($136m) ▪ Received approval of PBR/K - Bar filing ($105m) without modification ▪ Filed for approval of 5 - Year Electric Sector Modernization Plan New Hampshire ▪ Received Final Order approving nearly 100% of storm costs for storm events occurring in 2020 and 2021 ($47.2m) ▪ Finalized Consolidated Communications pole transaction ▪ Expect to file a request for rate review in mid - 2024 Connecticut ▪ Filed Prudence Review of 2018 - 2021 Storm Costs in Connecticut ($634m) ▪ Oral Arguments held on Aquarion Rate Case Appeal on January 11, expect a decision soon 13

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT $1,115 $1,207 $1,448 $1,200 $1,207 $1,053 $1,166 $1,146 $1,244 $1,354 $1,772 $2,009 $1,869 $2,051 $2,006 $1,770 $799 $804 $998 $1,044 $1,087 $1,142 $1,089 $1,079 $144 $155 $162 $169 $204 $218 $234 $251 $239 $266 $213 $225 $234 $223 $202 $239 $3,541 $3,786 $4,593 $4,647 $4,601 $4,687 $4,697 $4,485 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2021A 2022A 2023A 2024E 2025E 2026E 2027E 2028E Transmission Electric Distribution Natural Gas Distribution Water IT and Facilities $ In Millions $23.1 Billion 2024 - 2028 Projected Capital Expenditures for Core Businesses 14

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT $4,089 $7,016 $4,217 $850 $884 $4,626 $7,935 $4,362 $825 $884 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 Electric Transmission Electric Distribution Natural Gas Distribution Water IT and Facilities Feb. 2023 Plan Feb. 2024 Plan No Change $ in Millions Up $537 million Down $25 million Up $145 million Up $919 million Increased Investment Needs to Better Serve Our Customers 15 NOT INCLUDED ▪ ESMP incremental spend in MA ▪ AMI, Energy Storage, Grid Modernization in CT ▪ Significant onshore grid enhancements to enable offshore wind resources to reach load centers ▪ Clean technology investments for natural gas alternatives $1.6 Billion Increase in 2024 - 2027 Core Business Investments Since February 2023 Plan 15

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT 36% 32% 42% 41% 18% 22% 4% 5% 2022 Rate Base Projected 2028 Rate Base $25.4 billion* $39.6 billion* * Rate base estimates exclude certain CWIP balances which totaled approximately $1.3 billion at the end of 2022 and are expected to increase to approximately $2.6 billion by the end of 2028 Rate Base Growth Driven by Core Businesses – Current and Future Transmission Electric Distribution Natural Gas Distribution Water 16

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT Key 2024 Earnings Drivers 2024 EPS Guidance: $4.50 - $4.67 ▪ Transmission capital investments ▪ Base rate changes in MA and NH ▪ Lower operations and maintenance expenses ▪ Lower effective tax rate 17 ▪ Higher depreciation and property taxes from increased investment ▪ Higher interest expense ▪ Share dilution

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT | EVERSOURCE

Offshore Wind Sales Proceeds

South Fork and Revolution Sale Proceeds

- Realization of ~$1.1 billion for 50% interest in South Fork and Revolution Wind Projects in 2024
  - Includes $170 million of the 10 percent ITC adder for Revolution Wind project

South Fork Tax Equity Investment

- Realization of ~$500 million over the next 24 months

Sunrise Sale Proceeds

- If Sunrise is successful in 4th Offshore Wind Solicitation in New York

Expect to monetize majority of cash flow in 2024

Cash Inflows		
Description	Timing	Amount
Revolution and South Fork Wind Projects	2024 (At Sale Close)	$930 million
ITC Adder for Revolution Wind	2024 (At Sale Close)	$170 million
South Fork Tax Equity Investment	2024 and 2025	~$500 million
Total		~$1.6 billion
Sunrise Sale	2024 and 2025	Not Disclosed

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EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT Funds From Operations to Debt 2023 - 2025 Drivers 19 OSW proceeds /Tax Equity Investment Collection of deferrals Storm cost recovery Planned rate increases Equity issuances 2023 FFO/Debt 2024 - 2025 FFO/Debt 14% - 15% at S&P Water Sale

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT $2.65 $2.81 $2.96 $3.11 $3.25 $3.45 $3.64 $3.86 $4.09 $4.34 $4.50 - $4.67 2014A* 2015A* 2016A 2017A 2018A 2019A* 2020A* 2021A* 2022A* 2023A* 2024E 2025E 2026E 2027E 2028E * Reflects non - GAAP results, excludes nonrecurring charges 20 Well Performing Core Businesses Drive Long - Term EPS and Dividend Growth of 5 – 7% Through 2028

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT Serving Our Customers’ Needs Today, Tomorrow, and for Years to Come Delivering for Customers Today… Enabling the Clean Energy Future Delivering Clean, Reliable Energy and Water …Preparing for Customers Needs Tomorrow Electric Reliability Gas Pipeline Safety Renewable Energy Electric Transmission Storm Response Geothermal Pilot 21

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT APPENDIX 22

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT Status of State and Federal Regulatory Reviews Electric Transmission (Federal Energy Regulatory Commission) 43% of 2023 regulated earnings ▪ Annual formula rate filing for electric transmission rates submitted to FERC on July 31st ▪ Pending FERC decision on New England transmission ROEs dating back to 2011 in 4 open cases – Earnings reflect allowed base ROE of 10.57% plus a 50bps adder for RTO membership and maximum ROE for any single project of 1 1.7 4% Electric Distribution (CT PURA, MA DPU, NHPUC) 40% of 2023 regulated earnings ▪ CL&P: Settlement approved in October 2021 – No base rate change could have occurred before at least January 1, 2024 – Authorized capital structure (53% common equity) and ROE (9.25%) remain in place – Certain reconciling mechanisms continue to operate such as revenue decoupling, electric system improvement, and energy effici enc y ▪ NSTAR Electric: Rate review order issued in November 2022 – Authorized capital structure of 53.21% common equity and authorized ROE of 9.8% – Performance - based ratemaking approved for a 5 - year term – First Base Distribution Revenue Increase of Performance - Based Rate Plan, totaling $105 million effective January 1, 2024 ▪ PSNH: Operating under rate settlement that took effect in January 2021 – The last of three step increases was effective November 2022 Natural Gas Distribution (CT PURA, MA DPU) 15% of 2023 regulated earnings ▪ NSTAR Gas and Eversource Gas of MA operating under 10 - year and 8 - year rate plans, respectively – Most recent distribution increases were effective November 2022 – Eversource Gas of MA settlement reflects a base distribution change on November 1, 2024, reflecting capital investments throu gh 2023 ▪ Yankee Gas prior rate case occurred in 2018 – Certain reconciling mechanisms continue to operate, such as revenue decoupling and gas system improvement Aquarion CT: (CT PURA) 2% of 2023 regulated earnings ▪ Rate case appeal pending Superior Court decision; Permanent stay granted 23

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT $470 $393 $332 $255 $279 $194 $567 $450 $526 $640 $838 $903 $410 $357 $349 $158 $49 $49 $1,447 $1,200 $1,207 $1,053 $1,166 $1,146 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2023A 2024E 2025E 2026E 2027E 2028E CL&P NSTAR Electric PSNH $ in Millions Other concepts under development Projected Transmission Capital Expenditures 24

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT $4,139 $4,371 $4,441 $4,495 $4,499 $4,510 $3,900 $4,241 $4,515 $4,886 $5,321 $5,799 $1,747 $2,022 $2,271 $2,448 $2,485 $2,433 $9,786 $10,634 $11,227 $11,829 $12,305 $12,742 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 2023A 2024E 2025E 2026E 2027E 2028E CL&P NSTAR Electric PSNH $ in Millions Other concepts under development Transmission Rate Base Growth Projections 25

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT MA Clean Energy Projects 26 Networked Geothermal Pilot ▪ Installation work progressing ▪ Target on - line in Q2 2024 Massachusetts Solar Project ▪ Expanded solar ownership opportunities ▪ First three projects under DPU review Distributed Energy Resources ▪ First cluster for interconnection upgrades approved, awaiting decisions on remaining five clusters ▪ Targeting completion of these projects four years from the decision dates Electric Sector Modernization Plan ▪ Three new investments proposed over a 10 - year period to improve Resiliency of our system, integrating additional Solar, and a Technology Platform to enable resources to provide grid reliability services

EVERSOURCE ENERGY YEAR END 2023 EARNINGS REPORT 2023 Parent Debt and Equity Issuances and Maturities Company Size/Coupon Maturity Parent $450M @ 2.80% May 1, 2023 Parent $350M @ SOFR + 25 bps. Aug 15, 2023 Parent $400M @ 3.80% Dec 1, 2023 2023 & January 2024 Debt Issuances 2023 Maturities Company Size/Coupon Maturity Parent $750M @ 5.45% Mar 1, 2028 Parent $550M @ 5.45% Mar 1, 2028 Parent $450M @ 4.75% May 15, 2026 Parent $800M @ 5.125% May 15, 2033 Parent $800M @ 5.95% Feb 1, 2029 Parent $350M @ 5.00% Jan 1, 2027 Parent $650M @ 5.50% Jan 1, 2034 New Shares ▪ $1.2 billion At - The - Market Program issued 2.17M shares at a weighted average price of $92.31 in 2022 with proceeds of approximately $200 million ▪ No additional shares issued in 2023 Treasury Shares ▪ Dividend reinvestment, employee equity programs continue with approximately 950,000 shares issued in 2022 ▪ Approximately 1.1M additional shares issued in 2023 2023 Equity Issuances 27